SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2000
                                                        -----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                      333-72621             88-0396566
         ------                      ---------             ----------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)         Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (702) 949-0056
                                                            --------------

================================================================================
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On February 25, 2000, the Registrant caused the issuance and sale of $16,004,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1999-C, Class B-1 (the "Certificates") pursuant to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms"). The Certificates were issued in one Class with a Pass-Through Rate and initial Certificate Principal Balances as set forth below:

                                                          Initial Certificate

Designation                     Pass-Through Rate          Principal Balance

Class B-1......................        (1)                    $16,004,000
---------
(1) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.900% per annum and (ii) the Weighted Average Net Asset Rate.

         The Certificates evidence a beneficial ownership interest in OMI Trust 1999-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of June 1, 1999, between the Registrant and OAC. Elections have been made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates are "regular interests" in a REMIC.

         The Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class B-1 Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation (the "Underwriter") pursuant to a Terms Agreement, dated as of February 23, 2000, among the Underwriter, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated February 23, 2000, among the Registrant, Oakwood Acceptance Corporation, and Credit Suisse First Boston Corporation, as Underwriter, relating to the Offered Certificates (related exhibits available upon

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                  request of the Registrant)

         8.1 Tax Opinion of Messrs. Hunton & Williams (incorporated herein by reference to Exhibit 8.1 to the Registrant's Current Report on Form 8-K dated June 30, 1999 and filed July 1, 1999)

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)


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
                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 25, 2000                          OAKWOOD MORTGAGE INVESTORS, INC.



                                           By:     /s/ Dennis Hazelrigg
                                                   --------------------
                                           Name:  Dennis Hazelrigg
                                           Title: President


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
                                INDEX TO EXHIBITS



                                                                   Page
                                                                   ----
1.1   Terms Agreement, dated February 23, 2000,
      among the Registrant, Oakwood Acceptance
      Corporation, and Credit Suisse First Boston
      Corporation, as Underwriter, relating
      to the Offered Certificates (related exhibits
      available upon request of the Registrant)..............[Electronic Format]

8.1   Tax Opinion of Messrs. Hunton & Williams..............[incorporated herein by reference to
                                                            Exhibit 8.1 to the
                                                            Registrant's Current
                                                            Report on Form 8-K
                                                            dated June 30, 1999
                                                            and filed July 1,
                                                            1999]

23.1  Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

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